EXECUTION VERSION
FOURTH AMENDMENT TO THE
RECEIVABLES PURCHASE AGREEMENT
This FOURTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of August 7, 2023, is entered into by and among the following parties:
(i)NCR RECEIVABLES, LLC, a Delaware limited liability company, as Seller (together with its successors and assigns, the “Seller”);
(ii)NCR CANADA RECEIVABLES, LP, a limited partnership formed under the laws of the Province of Ontario, Canada, as Canadian Guarantor (the “Guarantor”);
(iii)NCR CORPORATION, a Maryland corporation, as an initial Servicer (in such capacity, the “U.S. Servicer”) and as the Performance Guarantor (in such capacity, the “Performance Guarantor”);
(iv)NCR CANADA CORP., an unlimited company formed under the laws of the Province of Nova Scotia, Canada (the “Canadian Servicer”, together with the U.S. Servicer, collectively, the “Servicers”, and each a “Servicer”), as an initial Servicer;
(v)MUFG BANK, LTD. (f/k/a The Bank of Tokyo Mitsubishi UFJ, Ltd., New York Branch) (“MUFG”), as a Committed Lender and as a Group Agent;
(vi)VICTORY RECEIVABLES CORPORATION, as a Conduit Lender;
(vii)PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender, as a Group Agent and as the Administrative Agent (in such capacity, the “Administrative Agent”); and
(viii)PNC CAPITAL MARKETS LLC, as Structuring Agent.
    Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND
1.The parties hereto have entered into a Receivables Purchase Agreement, dated as of September 30, 2021 (as amended by the First Amendment thereto, dated as of August 22, 2022, the Second Amendment thereto, dated as of September 20, 2022, the Third Amendment thereto, dated as of December 27, 2022, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Receivables Purchase Agreement”).
2.The parties hereto desire to amend the Existing Receivables Purchase Agreement as set forth herein (as so amended, the “Receivables Purchase Agreement”).
NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.Amendments to the Existing Receivables Purchase Agreement. Effective as of the Effective Date (as defined below), the Existing Receivables Purchase Agreement is hereby amended by replacing its definition of “Level 1 Ratings Trigger” in its entirety with the following:
“Level 1 Ratings Trigger” shall be deemed to be in effect at any time when both (a) either (i) NCR has a long-term “corporate family rating” of less than “B2” by Moody’s or does not have a long-term “corporate family rating” from Moody’s; or (ii) NCR has a long-term “corporate credit rating” of less than “B” by S&P or does not have a long-term “corporate credit rating” from S&P; and (b) any Group Agent (in its sole discretion) has delivered written notice to the Seller, the Servicer and the Administrative Agent declaring a Level 1 Ratings Trigger to be in effect. Any Level 1 Ratings Trigger shall cease to be in effect upon the earlier to occur of (A) the delivery of a written notice by such Group Agent to the Seller, the Servicer and the Administrative Agent rescinding its declaration of such Level 1 Ratings Trigger and (B) NCR has a long-term “corporate family rating” of at least “B2” from Moody’s and a long-term “corporate credit rating” of at least “B” from S&P.
SECTION 2.Representations and Warranties of the Seller, Guarantor and Servicers. The Seller, the Guarantor and each of the Servicers hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a)Representations and Warranties. The representations and warranties made by it in Section 6.01 or Section 6.02, as applicable, of the Receivables Purchase Agreement are true and correct on and as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct on and as of such earlier date.
(b)Power and Authority; Due Authorization. It (i) has all necessary power and authority to (A) execute and deliver this Amendment, the Receivables Purchase Agreement and the other Transaction Documents to which it is a party and (B) perform its obligations under this Amendment, the Receivables Purchase Agreement and the other Transaction Documents to which it is a party and (ii) the execution, delivery and performance of, and the consummation of the transactions provided for in, this Amendment, the Receivables Purchase Agreement and the other Transaction Documents to which it is a party have been duly authorized by it by all necessary limited liability company action, limited partnership action, unlimited company action or corporate action, as applicable.
(c)Binding Obligations. This Amendment, the Receivables Purchase Agreement and each of the other Transaction Documents to which it is a party constitutes its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(d)No Termination Event. No Termination Event or Unmatured Termination Event has occurred and is continuing, and no Termination Event or Unmatured Termination Event would result from this Amendment.
SECTION 3.Effect of Amendment; Ratification. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction

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Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein. The Receivables Purchase Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 4.Conditions to Effectiveness. This Amendment shall become effective as of May 4, 2022 (the “Effective Date”) when the Administrative Agent has received counterparts hereto duly executed by each of the parties hereto.
SECTION 5.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Purchase Agreement.
SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.GOVERNING LAW AND JURISDICTION.
(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE SELLER, THE GUARANTOR AND EACH OF THE SERVICERS, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE SELLER, THE SERVICERS OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 8 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION

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OR PROCEEDING AGAINST THE SELLER, THE GUARANTOR OR THE SERVICERS OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE SELLER, THE GUARANTOR AND THE SERVICERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
SECTION 9.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

SECTION 10.Reaffirmation of Receivables Purchase Agreement. After giving effect to this Amendment and each of the other transactions contemplated hereby, all of the provisions of the Receivables Purchase Agreement shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Receivables Purchase Agreement and acknowledges that the Receivables Purchase Agreement has continued and shall continue in full force and effect in accordance with its terms.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

NCR RECEIVABLES LLC, as the Seller By: /s/ Michael Nelson Name: Michael Nelson Title: Treasurer
NCR CANADA RECEIVABLES LP, by its general partner, NCR CANADA RECEIVABLES GP CORP., as Canadian Guarantor By: /s/ Vladimir Samoylenko Name: Vladimir Samoylenko Title: Director
NCR CORPORATION, as a Servicer and as Performance Guarantor By: /s/ Michael Nelson Name: Michael Nelson Title: Treasurer
NCR CANADA CORP., as a Servicer By: /s/ Neil Boyd Name: Neil Boyd Title: President

Fourth Amendment to
Receivables Purchase Agreement

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a Group Agent and as a Committed Lender By: /s/ Eric Bruno Name: Eric Bruno Title: Senior Vice President
PNC CAPITAL MARKETS LLC, as Structuring Agent By: /s/ Eric Bruno Name: Eric Bruno Title: Senior Vice President

Fourth Amendment to
Receivables Purchase Agreement

MUFG BANK, LTD., as a Group Agent and as a Committed Lender By: /S/ Eric Williams Name: Eric Williams Title: Managing Director
VICTORY RECEIVABLES CORPORATION, as a Conduit Lender By: /s/ Kevin J. Corrigan Name: Kevin J. Corrigan Title: Vice President

Fourth Amendment to
Receivables Purchase Agreement